Execution Version SECOND AMENDMENT TO THE AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT This SECOND AMENDMENT TO THE AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of April 23, 2020 (the “Effective Date”), is entered into by and among the following parties: (i) TECH DATA FINANCE SPV, INC., as Transferor; (ii) TECH DATA CORPORATION, as Collection Agent; (iii) THE BANK OF NOVA SCOTIA, as Administrative Agent, as Class Agent and as a Bank Investor for the Scotia Bank Class; (iv) LIBERTY STREET FUNDING LLC, as Class Conduit for the Scotia Bank Class; (v) PNC BANK, NATIONAL ASSOCIATION, as Class Agent and as a Bank Investor for the PNC Class; (vi) MUFG BANK, LTD. (f/k/a The Bank of Tokyo Mitsubishi UFJ, Ltd., New York Branch), as Class Agent and as a Bank Investor for the MUFG Class; (vii) VICTORY RECEIVABLES CORPORATION, as Class Conduit for the MUFG Class; (viii) MIZUHO BANK, LTD., as Class Agent and as a Bank Investor for the Mizuho Class; (ix) BNP PARIBAS, as Class Agent and as a Bank Investor for the BNP Class; (x) STARBIRD FUNDING CORPORATION, as Class Conduit for the BNP Class Capitalized terms used but not otherwise defined herein (including such terms used above and in Schedule A) have the respective meanings assigned thereto in the Amended Transfer and Administration Agreement described below. BACKGROUND 1. The parties hereto have entered into the Amended and Restated Transfer and Administration Agreement, dated as of August 8, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Transfer and Administration Agreement”, and as amended on the date hereof, the “Second Amended TAA”). 2. The parties hereto desire to amend the Transfer and Administration Agreement as set forth herein. NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows: [AM_ACTIVE 401904462_3]

SECTION 1. Amendment of Transfer and Administration Agreement. In the first sentence of Section 2.04(b) of the Transfer and Administration Agreement, “thirty (30) days’” is replaced with “three (3) Business Days’”. SECTION 2. Representations and Warranties of the Transferor and Collection Agent. The Transferor and Collection Agent hereby represent and warrant to each of the parties hereto as of the date hereof as follows: (a) Representations and Warranties. The representations and warranties made by it in Section 6.01 or Section 6.02, as applicable, of the Transfer and Administration Agreement are true and correct on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date. (b) Power and Authority; Due Authorization. It has all necessary power and authority to execute and deliver this Amendment and perform its obligations under this Amendment (including the Second Amended TAA). (c) Binding Obligations. This Amendment (including the Second Amended TAA) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (d) No Termination Event. No Termination Event or Potential Termination Event has occurred and is continuing, and no Termination Event or Potential Termination Event would result from this Amendment. SECTION 3. Effect of Amendment; Ratification. All provisions of the Transfer and Administration Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Transfer and Administration Agreement (or in any other Transaction Document) to “this Amended and Restated Transfer and Administration Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Transfer and Administration Agreement shall be deemed to be references to the Second Amended TAA. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transfer and Administration Agreement other than as set forth herein. The Transfer and Administration Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date upon receipt of counterparts hereto duly executed by each of the parties hereto. SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such 2 [AM_ACTIVE 401904462_3]

prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 7. GOVERNING LAW AND JURISDICTION. (a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF. (b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Amended Transfer and Administration Agreement or any provision hereof or thereof. [Signature pages follow.] 3 [AM_ACTIVE 401904462_3]

THE BANK OF NOVA SCOTIA, as Administrative Agent By: Name: Doug Noe Title: Managing Director THE BANK OF NOVA SCOTIA, as Class Agent for the Scotia Bank Class By: Name: Doug Noe Title: Managing Director THE BANK OF NOVA SCOTIA, as a Bank Investor for the Scotia Bank Class By: Name: Doug Noe Title: Managing Director LIBERTY STREET FUNDING LLC, as Class Conduit for the Scotia Bank Class By: Name: Title: Second Amendment to the Amended and Restated Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent By: Name: Title: THE BANK OF NOVA SCOTIA, as Class Agent for the Scotia Bank Class By: Name: Title: THE BANK OF NOVA SCOTIA, as a Bank Investor for the Scotia Bank Class By: Name: Title: LIBERTY STREET FUNDING LLC, as Class Conduit for the Scotia Bank Class By: Name: gáää=^K=oìëëç Title: sáÅÉ=mêÉëáÇÉåí Second Amendment to the Amended and Restated Transfer and Administration Agreement

MUFG BANK, LTD., as a Bank Investor for the MUFG Class By: Name: Eric Williams Title: Managing Director MUFG BANK, LTD., as a Class Agent for the MUFG Class By: Name: Eric Williams Title: Managing Director VICTORY RECEIVABLES CORPORATION, as a Class Conduit of the MUFG Class By: Name: Title: Second Amendment to the Amended and Restated Transfer and Administration Agreement

MUFG BANK, LTD., as a Bank Investor for the MUFG Class By: Name: Title: MUFG BANK, LTD., as a Class Agent for the MUFG Class By: Name: Title: VICTORY RECEIVABLES CORPORATION, as a Class Conduit of the MUFG Class By: Name: Title: Second Amendment to the Amended and Restated Transfer and Administration Agreement

MIZUHO BANK, LTD., as Class Agent for the Mizuho Class By: Name: Title: MIZUHO BANK, LTD., as a Bank Investor for the Mizuho Class By: Name: Title: Second Amendment to the Amended and Restated Transfer and Administration Agreement

BNP PARIBAS, as Class Agent for the BNP Class By: Name: Chris Fukuoka Title: Vice President By: Name: Advait Joshi Title: Director BNP PARIBAS, as a Bank Investor for the BNP Class By: Name: Chris Fukuoka Title: Vice President By: Name: Advait Joshi Title: Director STARBIRD FUNDING CORPORATION, as a Class Conduit of the BNP Class By: Name: Title: Second Amendment to the Amended and Restated Transfer and Administration Agreement